Exhibit 99.1

1 | NASDAQ: SLP Investor Presentation NASDAQ: SLP September 2021 1

Safe Harbor Statement 2 | NASDAQ: SLP With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . The actual results of the Company could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to, the following : continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity . Further information regarding the Company’s risk factors is contained in the Company’s quarterly and annual reports filed with the Securities and Exchange Commission .

About Us Leading provider of modeling and simulation software and services used by major pharmaceutical, biotech, and regulatory agencies worldwide to make better model - informed data - driven decisions (MIDD). 1996 Founded >140 Employees >10 yrs P r ofi t / r e v gr owth >1300 Publications >70 Scie n tific PhDs >90% Client Retention >250 Clients 3 | NASDAQ: SLP

Investment Highlights 4 | NASDAQ: SLP Leader in software and services for the drug discovery, development, and regulatory approval process Low market penetration + share gain opportunity in large and growing market Double - digit revenue growth with strong operating leverage Accretive M&A Strategy

Our Markets Key Drivers 1. Acceptance & increasing adoption of MIDD technology by industry & regulators 2. Pharma spend rates continue to grow with large allocation towards Biosimulation 3. Biosimulation growing at 4 - 5X total R&D spend SLP growing faster than Biosimulation TAM $176B³ Annual Pharma R&D Spend $2B+⁴ Biosimulation TAM (est.) 12 - 15% Annual Growth (est.) +3%³ Annual Growth (est.) 5 | NASDAQ: SLP

Drug Development Challenges Avg. cost of $2B and 10+ years to bring a drug to market 1 What candidates? How does the drug move through the body? How is it administered? How is it supposed to work? What is the desired effect? What are the risks? Lead Selection Phar ma c o l ogy A DMET DMPK T r e a t m e n t Regimen Clinical E fficacy S a f e ty 6 | NASDAQ: SLP

Our Value Proposition We create value for our customers by accelerating & reducing the cost of R&D through innovative , science - based software & consulting solutions that optimize treatment options and improve patient lives. Outcomes Patient Efficacy Patient Safety Regulatory Approval 7 | NASDAQ: SLP Commercial Success AI = Artificial Intelligence; ML = Machine Learning Streamlines processes & replaces trial & error with in silico decision making Provides accurate models, continuously improved with ever - growing data sets Improves new drug candidate selection with predictive AI & ML capabilities* Better informs clinical trial design and results analysis Identifies potential safety liabilities earlier to avoid costly clinical failures Optimizes efficacy and minimizes toxicity by efficiently identifying dosing regimens

How We Help – Software and Services Software Most comprehensive & widely recognized tools for MIDD Ongoing development & reinvestment incorporates latest science & ensures seamless UX Services Operational efficiencies that lead to accurate/timely decision making & regulatory reporting Therapeutic, modeling, & regulatory knowledge not always present in - house Resource flexibility for clients with insufficient internal resources or capabilities 8 | NASDAQ: SLP

Consulting Services & Regulatory Interactions QSP/QST Other Software Solutions Span Drug Development Process Guiding the path between M&S and pharma R&D Cheminformatics AI ML PBPK/ P B B M Pharmacometrics 9 | NASDAQ: SLP

Safety Clinical E ff i cacy AD M ET DMPK Tr e a tm en t Regimen Lead Selection Pharmacology Services PBPK/PBBM Preclinical Regulatory Consulting Software PBPK Software Solutions and AI Data Mining 10 | NASDAQ: SLP

QSP/QST Solutions Services QSP Consulting QST Consulting Software S afe ty Clinical Effi c a cy A DMET DMPK Treatment Regimen Lead Selection Pharmacology 11 | NASDAQ: SLP

Pharmacometrics Solutions Services Pharmacometrics Clinical Pharmacology Clinical Regulatory Consulting Software Sa fe ty Clinical Effi c a c y AD M ET DMPK Treatment Regimen Lead Se l e ct i o n Pharmacology 12 | NASDAQ: SLP

Product Gaps, Adj a c en c i e s & Extensions Consolidate Fr a g me n ted Market T a ke S h a re Low Pe n e tr a ti o n Rates Growth Opportunities & Capital Allocation » Fill gaps in the current product offerings, expand TAM • R&D - enhance models & develop new tools • M&A - consolidate market, expand into adjacent markets, market extensions » Increasing acceptance by industry & FDA » Sales and Distribution Investment • Improve/expand sales infrastructure • New customer growth in U.S., Europe, Asia • Expand small/mid - sized biotech client base • Product and service cross - selling Substantial Runway for Growth Market Growth + Regional Ex pa n si o n 13 | NASDAQ: SLP

Environmental, Social, and Governance (ESG) Strategic priorities that form the foundation of our sustainability framework and highlights 14 | NASDAQ: SLP

Financials 15 | NASDAQ: SLP

$17.0 $18.5 $21.6 $ 2 2 . 3 $27.1 $12.7 $15.5 $20.0 $14.3 $19.1 F Y18 F Y19 F Y20 F Y21 Y T D TTM Software Services 16 | NASDAQ: SLP Revenue ($ m ) $29.7 $34.0 $36.6 $41.6 $46.2

69% Americas 19% EM E A 11% A P A C 17 | NASDAQ: SLP Global Customer Base Revenue By Region – YTD FY21

YTD Revenue Breakdown Through 3Q21 17% 60% PKPD QSP/QST 29% 43% 16% PBPK 14% 7% Other 14% Software Mix Services Mix Ot h er 18 | NASDAQ: SLP

Services Performance Metrics $11.8 $12.4 3Q20 3Q21 Backlog (in millions) 50 64 45 17 18 18 41 54 33 35 3Q19 136 108 131 Projects During Qtr. Backlog Q S P / Q S T 3Q20 PBPK PK P D 3Q21 Other 19 | NASDAQ: SLP

Sum m ary 20 | NASDAQ: SLP Leader in software and services for the drug discovery, development, and regulatory approval process Low market penetration + share gain opportunity in large and growing market Double - digit revenue growth with strong operating leverage Accretive M&A Strategy

References 21 | NASDAQ: SLP 1. Biopharmaceutical Research and Development: The Process Behind New Medicines. www.PhRMA.org, January 2012, Washington, US http://phrma docs.phrma.org/sites/default/files/pdf/rd_brochure_022307.pdf. 2. Brochure: “Biopharmaceutical Research & Development: The Process Behind New Medicines” . PhRMA. 3. EvaluatePharma® World Preview 2017, Outlook to 2022, 10th Edition, June 2017, p. 19. 4. Biosimulation Market Size, Share & Trends Analysis Report By Product (Software, Services), By Application (Drug Development, Drug Discovery), By End Use, By Region, And Segment Forecasts, 2021 - 2028

Thank you! Investor Relations Contacts: Brian Siegel Managing Director Hayden IR +1 - 346 - 396 - 8696 brian@haydenir.com Renee Bouche Simu l a ti on s P l us +1 - 661 - 723 - 7723 renee@simulations - plus.com Learn More! www.simulations - plus.com 22 | NASDAQ: SLP